UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 30, 2025, Valero Energy Corporation (together with its consolidated subsidiaries, “Valero” or the “Company”) announced the Company’s preliminary financial and operating results for the fourth quarter and year ended December 31, 2024.

Presented below are certain preliminary unaudited financial results for the fourth quarter and full year ended December 31, 2024. The Company has not yet finalized its financial information as of or for the quarter and year ended December 31, 2024 and the actual results may vary from the preliminary results presented here as a result of the completion of the Company’s financial closing procedures or any adjustments that may result from the completion of management’s review of the Company’s consolidated financial statements.

The preliminary financial data included below has been prepared by, and is the responsibility of, the Company’s management. KPMG LLP has not audited, reviewed or performed any procedures with respect to the preliminary financial data. Accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. The Company’s annual report on Form 10-K for the year ended December 31, 2024 will include the Company’s audited financial statements for the full year ended December 31, 2024, as well as management’s report on internal control over financial reporting and the Company’s auditors’ audit reports thereon. You should note that additional information on a number of matters will be included in the Company’s annual report on Form 10-K, such as a comprehensive statement of the Company’s financial condition and results of operations and footnote disclosures associated with the Company’s final year-end financial results, as well as management’s discussion and analysis of financial condition and results of operations.

The preliminary unaudited financial results are forward-looking statements and may differ materially from actual results. These estimates should not be viewed as a substitute for the Company’s full interim or annual financial statements prepared in accordance with United States generally accepted accounting principles. Accordingly, you should not place undue reliance on these preliminary unaudited results. The preliminary unaudited financial results should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s historical consolidated financial statements and the notes thereto in its annual report on Form 10-K for the year ended December 31, 2023 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024.

The tables below present highlights of the Company’s preliminary unaudited condensed consolidated financial results.

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Statement of income data (in millions of dollars, unaudited)
Revenues	$30,756	$35,414	$129,881	$144,766

Cost of sales:
Cost of materials and other	27,926	31,267	116,516	123,087
Operating expenses (excluding depreciation and amortization expense reflected below)	1,514	1,594	5,831	6,089
Depreciation and amortization expense	687	679	2,729	2,658

Total cost of sales	30,127	33,540	125,076	131,834
Other operating expenses (a)	4	15	44	33
General and administrative expenses (excluding depreciation and amortization expense reflected below)	266	295	961	998
Depreciation and amortization expense	11	11	45	43

Operating income	348	1,553	3,755	11,858
Other income, net (b)	110	145	499	502
Interest and debt expense, net of capitalized interest	(135)	(149)	(556)	(592)

Income before income tax expense (benefit)	323	1,549	3,698	11,768
Income tax expense (benefit) (c)	(34)	331	692	2,619

Net income	357	1,218	3,006	9,149
Less: Net income attributable to noncontrolling interests	76	16	236	314

Net income attributable to Valero Energy Corporation stockholders	$281	$1,202	$2,770	$8,835

Earnings per common share	$0.89	$3.55	$8.58	$24.93
Weighted-average common shares outstanding (in millions)	315	337	322	353

Earnings per common share – assuming dilution	$0.88	$3.55	$8.58	$24.92
Weighted-average common shares outstanding – assuming dilution (in millions)	316	338	322	353

(a)

In March 2021, the Company announced its participation in a then-proposed large-scale carbon capture and sequestration pipeline system with Navigator Energy Services (“Navigator”). In October 2023, Navigator announced that it decided to cancel this project. Under the terms of the agreements associated with the project, the Company had some rights from and obligations to Navigator, including a portion of the aggregate project costs. As a result, the Company recognized a charge of $29 million in the year ended December 31, 2024 related to its obligation to Navigator.

(b)

“Other income, net” includes a net gain of $11 million in the year ended December 31, 2023 related to the early retirement of $199 million aggregate principal amount of various series of the Company’s senior notes.

(c)

Under current tax law, producers of second-generation biofuels that are registered with the Internal Revenue Service (“IRS”) are eligible for an income tax credit of up to $1.01 per gallon of qualified biofuel that was produced and sold in the United States (“U.S.”) through December 31, 2024. The benefit of the tax credit is recognized as a reduction of the producer’s income tax expense.

In December 2024, the IRS approved the Company’s application for registration as a producer of second-generation biofuels with respect to the cellulosic ethanol produced at the Company’s ethanol plants. As a result, “income tax expense (benefit)” for the three months and year ended December 31, 2024 includes a current income tax benefit of $79 million for the tax credit attributable to volumes of cellulosic ethanol produced and sold by the Company in the U.S. from 2020 through 2024.

	December 31,
	2024	2023
Balance sheet data (in millions of dollars, unaudited)
Current assets	$23,737	$26,221
Cash and cash equivalents included in current assets	4,657	5,424
Inventories included in current assets	7,761	7,583
Current liabilities	15,495	16,802
Valero Energy Corporation stockholders’ equity	24,512	26,346
Total equity	27,521	28,524
Debt and finance lease obligations:
Debt –
Current portion of debt (excluding variable interest entities (“VIEs”))	$441	$167
Debt, less current portion of debt (excluding VIEs)	7,586	8,021

Total debt (excluding VIEs)	8,027	8,188

Current portion of debt attributable to VIEs	58	1,030
Debt, less current portion of debt attributable to VIEs	—	—

Total debt attributable to VIEs	58	1,030

Total debt	8,085	9,218

Finance lease obligations –
Current portion of finance lease obligations (excluding VIEs)	217	183
Finance lease obligations, less current portion (excluding VIEs)	1,492	1,428

Total finance lease obligations (excluding VIEs)	1,709	1,611

Current portion of finance lease obligations attributable to VIEs	27	26
Finance lease obligations, less current portion attributable to VIEs	642	669

Total finance lease obligations attributable to VIEs	669	695

Total finance lease obligations	2,378	2,306

Total debt and finance lease obligations	$10,463	$11,524

Safe Harbor Statement

Statements contained in this Current Report on Form 8-K that state Valero’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The forward-looking statements in this Current Report on Form 8-K include preliminary unaudited financial results for the fourth quarter and full year ended December 31, 2024. Valero has not yet finalized its financial information as of or for the quarter and year ended December 31, 2024, and Valero’s actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including as a result of the completion of Valero’s financial closing procedures or any adjustments that may result from management’s review of Valero’s consolidated financial statements, and other factors outside of Valero’s control. For more information concerning factors that could cause actual results to differ from those expressed, suggested, or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION
Date: January 30, 2025	by:	/s/ Jason W. Fraser
Jason W. Fraser
Executive Vice President and Chief Financial Officer